EXHIBIT 10.2


                         AMENDMENT TO CREDIT AGREEMENT


      THIS AMENDMENT TO CREDIT AGREEMENT ("AMENDMENT") dated as of August 4, 1997 (the "AMENDMENT EFFECTIVE DATE") is made and entered into by and between EVANS SYSTEMS, INC., a Texas corporation (the "BORROWER") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("LENDER"), a national banking association.


RECITALS:

      WHEREAS, the Borrower and the Lender are parties to a Loan Agreement dated as of August 30, 1996, as amended by document dated as of November 29, 1996 (the "LOAN AGREEMENT"); and

      WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

      SECTION 1. DEFINITIONS. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

      SECTION 2. AMENDMENT TO THE LOAN AGREEMENT. On and after the Amendment Effective Date:

      (a) The definition of "GUARANTORS" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            GUARANTORS means ChemWay, Way Energy and Diamond.

      (b) The definition of "NON-MATERIAL SUBSIDIARIES" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            NON-MATERIAL SUBSIDIARIES means Evans Oil of Louisiana, a corporation, In & Out Mini Mart, Inc., a corporation, EDCO Environmental, Inc., a corporation, and Distributor Informational Systems Corporation, a corporation.

      (c) The definition of "PERMITTED ACCOUNT PAYMENT PERIOD" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            PERMITTED ACCOUNT PAYMENT PERIOD means 60 calendar days after the due date of the applicable Account.

      (d) The definition of "SUBSIDIARY" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            SUBSIDIARY means, as to a particular parent Person, any other Person of which 50% or more of the indicia of equity rights (whether outstanding capital stock, partnership interests or otherwise) is at the time directly or indirectly owned or held by such parent Person, or by one or more of its Affiliates. As of the date hereof, Borrower's only Subsidiaries are ChemWay, Way Energy, Diamond and the Non-Material Subsidiaries..

      (e) The definition of "MARGIN PERCENTAGE" set forth in PARAGRAPH 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            MARGIN PERCENTAGE means (i) on any day prior to receipt of June 30, 1997 financial statements, 0.25% and (ii) on and after such receipt, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Debt to EBITDA Ratio as of the last day of the most recently ended fiscal quarter of Borrower calculated by Lender as soon as practicable after receipt by Lender of all financial reports required under this Agreement with respect to such fiscal quarter (including a Compliance Certificate) (provided, however, that if the Margin Percentage is increased as a result of the reported Debt to EBITDA Ratio, such increase shall be retroactive to the date that Borrower was obligated to deliver such financial reports to Lender pursuant to the terms of this Agreement and provided further, however, that if the Margin Percentage is decreased as a result of the reported Debt to EBITDA Ratio, and such financial reports are delivered to Lender not more than ten (10) calendar days after the date required to be delivered pursuant to the terms of this Agreement, such decrease shall be retroactive to the date that Borrower was obligated to deliver such financial reports to Lender pursuant to the terms of this Agreement):


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
                      DEBT TO
                  EBITDA RATIO                      MARGIN PERCENTAGE
                 --------------                   --------------------
                  Greater than or equal to
                         4.00                               0.50

                  Greater than or equal to
                   3.50 but less than 4.00                  0.25

                  Greater than or equal to
                   2.50 but less than 3.50                  0.00

                  Greater than or equal to
                   2.00 but less than 2.50                 (0.25)

                  Less than 2.00                           (0.50)

      (f) A new definition of "DIAMOND" is hereby added to PARAGRAPH 1 of the Loan Agreement, such new definition to read in its entirety as follows:

            DIAMOND means Diamond Mini Mart, Inc., a Texas corporation.

      (g) A new definition of "MONTHLY FINANCIAL STATEMENTS" is hereby added to PARAGRAPH 1 of the Loan Agreement, such new definition to read in its entirety as follows:

            MONTHLY FINANCIAL STATEMENTS means the monthly financial statements of a Person, including all notes thereto, which statements shall include a balance sheet as of the end of such calendar month and an income statement and a statement of cash flows for such calendar month, and for the fiscal year to date, subject to normal year-end adjustments, all setting forth in comparative form the corresponding figures for the corresponding calendar month of the preceding year, prepared in accordance with GAAP and certified as true and correct by an appropriate officer or other acceptable party acceptable to Lender on behalf of such Person. The Monthly Financial Statements for Borrower and its Subsidiaries shall be prepared on both a consolidated and a consolidating basis (the parties recognizing that such consolidating statements will be prepared in accordance with GAAP only to the extent normal and customary).

      (h) PARAGRAPH 2(A) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (a) Lender agrees, subject to all of the terms and conditions of this Agreement (including PARAGRAPH 4 hereof), to make Loans during the Loan Availability Period under this Paragraph to Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding $8,700,000. Without limiting the foregoing, Borrower and Lender agree that
      (i)

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
      the aggregate unpaid principal amount of all Loans used for the benefit of Borrower will not exceed $2,200,000, (ii) the aggregate unpaid principal amount of all Loans used for the benefit of ChemWay will not exceed $6,000,000 and (iii) the aggregate unpaid principal amount of all Loans used for the benefit of Way Energy will not exceed $500,000. Subject to the conditions in this Agreement, any such Loan repaid during the Loan Availability Period may be reborrowed during the Loan Availability Period pursuant to the terms of this Agreement. Borrower and Lender agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Note or any Loan obligation. The Loans shall be evidenced by the Note. Lender shall in no event be obligated to fund more than one (1) Loan in any period of 5 days. Each Loan shall be in a principal amount equal to $100,000 or an integral multiple of $50,000 in excess thereof or the amount by which the Commitment exceeds the sum of the Letter of Credit Liabilities plus the unpaid principal balance of the Note, whichever is less. Loan proceeds shall be made available to Borrower by depositing them in an account designated by Borrower and maintained with Lender.

      (i) PARAGRAPH 6(B) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (b) Borrower shall furnish or cause to be furnished to Lender three copies of each of the following: (1) as soon as available and in any event within 90 days after the end of each fiscal year of each Obligor that is not an individual, Annual Financial Statements of such Obligor; (2) as soon as available and in any event within 45 days after the end of each calendar quarter of each fiscal year of each Obligor that is not an individual, Quarterly Financial Statements of such Obligor; (3) Monthly Financial Statements of Borrower, ChemWay and Way Energy, to be delivered as soon as available and in any event within (x) 45 days after the end of each calendar month as to Borrower and (y) 30 days after the end of each calendar month as to ChemWay and Way Energy; (4) concurrently with the financial statements provided for in SUBSECTIONS (1), (2) and (3) of this PARAGRAPH 6(B), beginning with the Quarterly Financial Statements as of December 31, 1996, such schedules, computations and other information, in reasonable detail, as may be required by Lender to demonstrate compliance with the covenants set forth herein or reflecting any non-compliance therewith as of the applicable date, all certified and signed by an appropriate officer or other responsible party acceptable to Lender on behalf of Borrower and a compliance certificate ("COMPLIANCE CERTIFICATE") in the form of EXHIBIT C hereto, duly executed by such officer or other responsible party; (5)(A) on the date hereof and (B) within 5 days after
      (i) the fifteenth and the last day of each calendar month or (ii) receipt of a request therefor (which may be given from time to time) from Lender, a Borrowing Base Certificate as at the date hereof or the fifteenth or the last day of such calendar month or the date of such request, as the case may be, together with such supporting information as Lender may reasonably request; (6) on or before 15 days after the end of each calendar month, (A) a listing and aging of the Accounts of each Obligor which has executed a Security Agreement covering its Accounts as of the end of such calendar month, prepared in reasonable detail and containing such information as Lender may request and (B) a summary of the Inventory of each Obligor which has executed a Security Agreement covering its Inventory as of the end of such calendar month, prepared in reasonable detail and containing such other information as Lender may


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
      request; (7) from time to time, at any time upon the request of Lender, but at the cost of Borrower, a report of an independent collateral field examiner (which may be, or be affiliated with, Lender) with respect to the Accounts and Inventory components included in the Borrowing Base (PROVIDED, HOWEVER, that so long as no Event of Default has occurred and is continuing, Lender shall not require such a report more than twice per calendar year); (8) promptly upon their becoming publicly available, one copy of each financial statement, report, notice or definitive proxy statement sent by any Obligor to shareholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by any Obligor with, or received by any Obligor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency; and (9) such other information relating to the financial condition, operations, prospects or business of any Obligor as from time to time may be reasonably requested by Lender. Each delivery of a financial statement pursuant to this Paragraph shall constitute a republication of the representations and warranties contained in PARAGRAPH 5.

      (j) A new PARAGRAPH 6(L) is hereby added to the Loan Agreement, such new paragraph to read in its entirety as follows:

            (l) Upon request by Lender, Borrower shall promptly establish a lockbox account with Lender or another financial institution acceptable to Lender (in its sole discretion), upon terms and conditions acceptable to Lender (in its sole discretion), and shall thereafter direct all Account debtors and other obligors of Borrower and its Subsidiaries to make payments directly to such lockbox account. Disbursements from such lockbox account shall be made only in accordance with criteria established by Lender (in its sole discretion).

      (k) PARAGRAPH 7(D) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (d) Borrower will not (and will not permit any other Obligor or any of its Subsidiaries to): (1) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock; (2) pay any dividend except stock dividends and dividends paid to Borrower; or (3) make any other distribution of any Property or cash to stockholders as such. Notwithstanding the foregoing, Borrower may make contributions of its capital stock into a 401(k) program for its employees established to replace its existing ESOP program in order to meet matching requirements on employee contributions so long the value of the capital stock so contributed does not exceed $175,000, in the aggregate, and does not exceed 5% of employee contributions. The terms and conditions of any such 401(k) program shall be subject to the prior written approval of Lender.

      (l) EXHIBITS A and B to the Loan Agreement are hereby amended to be identical to EXHIBITS A and B attached hereto.


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
      SECTION 3. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Credit Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement, the Credit Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Credit Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Credit Document are true and correct in all material respects on and as of the Amendment Effective Date.

      SECTION 4. PAYMENT OF EXPENSES. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Credit Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

      SECTION 5. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

      SECTION 6. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      SECTION 7. ENTIRE AGREEMENT. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

      SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

      SECTION 9. AMENDED DEFINITIONS. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term
(i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Credit Documents shall mean such documents as amended as contemplated hereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02


      THIS AMENDMENT AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Exhibit A - Request for Credit
Exhibit B - Borrowing Base Certificate


                                    EVANS SYSTEMS, INC.,
                                    a Texas corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________



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
                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION, a national banking
                                    association


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

      The undersigned hereby join in the execution of this Amendment to evidence their consent hereto and its acknowledgment that the Credit Documents executed by the undersigned shall continue to apply to the Loan Agreement, as amended hereby.


                                    CHEM-WAY SYSTEMS, INC.,
                                    a Texas corporation


                                    By: _________________________________
                                    Name: _______________________________
                                    Title: ______________________________



                                    WAY ENERGY SYSTEMS, INC.,
                                    a Delaware corporation


                                    By: _________________________________
                                    Name: _______________________________
                                    Title: ______________________________

                              REQUEST FOR CREDIT


                            ______________, 199___


Texas Commerce Bank National Association
712 Main Street
Houston, Texas 77002
Attention: Manager, Franchise and Trademark
            Finance Division


Gentlemen:

      The undersigned hereby certifies that [he] [she] is the _________________________________ of EVANS SYSTEMS, INC., a Texas corporation
("BORROWER"), and that as such is authorized to execute this Request for Credit (the "REQUEST") on behalf of Borrower pursuant to the Loan Agreement (as it may be amended, supplemented or restated from time to time, the "LOAN AGREEMENT") dated as of August ____, 1996, by and between Borrower and TEXAS COMMERCE BANK NATIONAL ASSOCIATION. The (check one) Loan Letter of Credit being requested hereby is to be in the amount set forth in (b) below and is requested to be made or issued, as the case may be on __________, 199___, which is a Business Day. On behalf of Borrower, the undersigned further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified herein):

      a.    As of the date hereof:

            (1)   The current Borrowing Base is:                  $__________

            (2)   Aggregate outstanding amount
                  of Loans is:                                    $__________

            (3)   Aggregate face amount of all outstanding
                  Letters of Credit                               $__________

            (4)   The available Commitment [the amount by which
                  the lesser of (x) the amount in (a)(1) above
                  or (y) $10,200,000 EXCEEDS the sum of the
                  amounts in (a)(2) and (a)(3) above],
                  if positive, is:                                $__________



                                   EXHIBIT A

      b. If and only if the available Commitment is positive, Borrower hereby requests under this Request a (check one) ____ Loan ____ Letter of Credit in the amount of $____________ (which is no more than the available Commitment).

      c. The representations and warranties made in each Credit Document are true and correct in all respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

      d. No Default has occurred and is continuing or will occur as a result of the requested Loan or Letter of Credit, as the case may be.

      e. If a Loan is being requested, it is to be used for the benefit of (check one) ____ Borrower ____ ChemWay _____ Way Energy. After giving effect to the requested Loan, (i) the aggregate unpaid principal amount of all Loans will not exceed $8,700,000, (ii) the aggregate unpaid principal amount of all Loans used for the benefit of Borrower will not exceed $2,200,000, (iii) the aggregate unpaid principal amount of all Loans used for the benefit of ChemWay will not exceed $6,000,000 and (iv) the aggregate unpaid principal amount of all Loans used for the benefit of Way Energy will not exceed $500,000.

      f. If a Letter of Credit is being requested, attached hereto is all pertinent information relating to the issuance of the requested Letter of Credit, including the name of the beneficiary to be designated, the proposed expiration date and any special conditions to drawings to be included in the Letter of Credit. After giving effect to the requested Letter of Credit, the aggregate undrawn amount under all Letters of Credit will not exceed $1,500,000.

      Thank you for your attention to this matter.


                                          Very truly yours,


                                          [ADD SIGNATURE LINE FOR
                                          INDIVIDUAL EXECUTING REQUEST]



                                   EXHIBIT A

                          BORROWING BASE CERTIFICATE


      The undersigned hereby certifies that [he] [she] is the __________________________________ of EVANS SYSTEMS, INC., a Texas corporation
("BORROWER"), and that as such is authorized to execute this Borrowing Base Certificate on behalf of Borrower pursuant to the Loan Agreement (as it may be amended, supplemented or restated from time to time, the "LOAN AGREEMENT") dated August _____, 1996 by and between Borrower and TEXAS COMMERCE BANK NATIONAL ASSOCIATION. On behalf of Borrower, the undersigned further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified herein):

      (1) As of ____________, 199___, the components of the Borrowing Base are as follows:

            (a)   Eligible Accounts of Borrower:                 $____________

            (b)   Eligible Accounts of ChemWay:                  $____________

            (c)   Eligible Accounts of Way Energy:               $____________

            (d)   Eligible Inventory of Borrower:                $____________

            (e)   Eligible Inventory of ChemWay:                 $____________

            (f)   Eligible Inventory of Way Energy:              $____________


      (2) The Borrowing Base determined on the basis of the above information is equal to the sum of 75%% of LINE (A) above plus 75% of LINE (B) above plus 75% of LINE (C) above plus 25% of LINE (D) above plus 50% of LINE (E) above plus 25% of LINE (F) above; or $________________.

      (3) The Eligible Accounts and the Eligible Inventory of Borrower and Borrower's Subsidiaries are calculated in accordance with the Loan Agreement and the schedule(s), if any, attached hereto.

      (4) The current aggregate outstanding amount of Loans is $______________ and the aggregate face amount of all outstanding Letters of Credit is $_______________ (the sum of the foregoing is $______________). IF THE
      AMOUNT BY WHICH THE LESSER OF (X) THE CURRENT BORROWING BASE OR (Y) $10,200,000 EXCEEDS THE SUM OF THE CURRENT AGGREGATE OUTSTANDING AMOUNT OF LOANS AND THE AGGREGATE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT, BORROWER MUST MAKE A PREPAYMENT ON THE LOANS (OR PROVIDE COVER FOR LETTER OF CREDIT LIABILITIES) IN THE AMOUNT OF THE DIFFERENCE.



                                   EXHIBIT B

      Dated ____________, 199___.


                                          [ADD SIGNATURE LINE FOR
                                          INDIVIDUAL EXECUTING
                                          CERTIFICATE]



                                   EXHIBIT B